SUBSCRIPTION AGREEMENT
                            -----------------------

                   $35,500 Senior Convertible Promissory Note

Canterbury Consulting Group, Inc.
352 Stokes Road
Suite 200
Medford, NJ  08055

Gentlemen:

     The undersigned acknowledges that it has reviewed a copy of the SEC filings of Canterbury Consulting Group, Inc., a Pennsylvania Corporation, (the "Company") and the Private Placement Memorandum dated June 3, 2003 in conjunction with the sale of Canterbury Senior Convertible Promissory Note ("Convertible Note" or "Note"). The Company is offering this Note on the terms and in the manner described herein.

     It is understood that, upon the execution by and acceptance by the Company of the undersigned's offer to purchase the Convertible Note set forth herein, the undersigned will receive a copy of this executed Subscription Agreement executed on behalf of the Company.

     1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for and agrees to purchase a three-year, 7 3/4% $35,500 Senior Convertible Promissory Note of Canterbury convertible at the option of the Holder into 100,000 shares of restricted common stock of Canterbury Consulting Group, Inc. in all or part at any time prior to the term of the Note coming to maturity (June 2, 2006).

     The check and the executed Subscription Agreement should be delivered to Canterbury Consulting Group, Inc., 352 Stokes Road, Suite 200, Medford, NJ 08055. A Closing shall occur upon receipt of good funds and acceptance of the undersigned's offer to purchase a Convertible Note set forth herein (the date on which the undersigned's offer to purchase shares is accepted being the "Closing Date"). The Company must also deliver an acknowledgement of the aforementioned as soon as practical but no later than 21 days after closing. If this subscription is rejected by the Company, the proceeds in an amount equal to the amount tendered by the investor shall be promptly returned in full to the undersigned, without interest, and this Agreement shall be rendered by the Company null and void and of no further force or effect.

     2. Acceptance of Subscription. The undersigned understands and agrees that this subscription is made subject to the Company having the right to reject this subscription, in whole or in part.

     3. Representations and Warranties of the Undersigned. The undersigned understands that the underlying shares to be issued in the event that the undersigned decides to convert all or part of the Convertible Note into restricted common shares of Company are sold pursuant to the exemption from registration provided for in Section 4(2) of the Securities Act of 1933, as amended, (the "Act"), and Rule 506 of Regulation D promulgated thereunder. The undersigned further understands that he is purchasing this investment without being furnished any offering literature or prospectus other than the Company's SEC filings and the Private Placement Memorandum dated June 3, 2003 and that no documents relating to this private placement as such have been filed with or reviewed by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state. All documents, records and books pertaining to this investment have been made available to the undersigned and his representatives, including without limitation his attorney and/or his accountant, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. In addition the undersigned hereby represents and warrants as follows:

           (a) The undersigned (X) if an individual (I) is a citizen of the United States, and at least 21 years of age, and (ii) is a bonafide permanent resident of and is domiciled in the State set forth on the signature page hereof and has no present intention of becoming a resident of any other State or jurisdiction, or (Y) if a partnership, trust, corporation or other entity, has a principal place of business and is domiciled in the State as set forth on the signature page thereof and has no present intention of changing its principal place of business or its domicile to any other state or jurisdiction;

           (b) The undersigned has read and fully considered "Risk Factors" and understands that these shares are extremely speculative investment with a high degree of risk of loss; the Note and the underlying Common stock has not been registered under the Act or State Securities Laws and may not be sold until such Common Stock is registered under the Act or an exemption from such registration is available.

          (c) The undersigned is able (I) to bear the economic risk of this investment, (ii) to hold the Note and the underlying Shares indefinitely, and (iii) presently to afford a complete loss of this investment; the undersigned has adequate means of providing for current needs and personal contingencies, and has no need for liquidity in this investment;

         (d) The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Note and the underlying Shares and of making informed investment decision;

         (e) The undersigned confirms that, in making its decision to purchase the Note and the underlying Shares, it has relied solely upon independent investigations made by it and/or by its representatives, including its own professional tax and other advisors, and that it and such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, officers and directors of the Company and Counsel to the Company concerning the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the SEC filings;

         (f) The Note and the underlying Shares hereby subscribed for are being acquired by the undersigned in good faith solely for its own personal account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof; the undersigned has no contract or arrangement with any person to sell, transfer or pledge to any person the Note and the underlying Shares or any part thereof, any interest therein or any rights thereto; the undersigned has no present plans to enter into any such contract or arrangement; and it understands that as a result it must bear the economic risk of the investment for an indefinite period of time because the Note and the underlying Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration under the Act is available.

         (g) The undersigned consents to the placement of a legend on any shares of restricted common stock he receives if and when he determines at this sole discretion to convert any or all of his convertible note. The legend on the stock certificate(s) evidencing the Shares being purchased shall be in a form substantially as follows:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
           NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. BY ACQUIRING THE SHARES REPRESENTED HEREBY THE HOLDER REPRESENTS THAT HE HAS ACQUIRED SUCH SHARES FOR INVESTMENT AND THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF THESE SHARES WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACT AND THE RULES AND REGULATIONS THEREUNDER.";

         (i)  The undersigned represents and warrants
         that the individual executing this Agreement has authority to act on its behalf; and

         (ii)   The undersigned represents and
         warrants that it was not organized or
         reorganized for the specific purpose of
         acquiring Shares and/or Note, and

         (iii)  The undersigned has the full power
         and authority to execute this Subscription
         Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity;
         and

         (iv)  The undersigned represents that it is
         an "accredited investor," as such term is defined in Rule 501 of Regulation D under the Act.

     The foregoing representations and warranties and undertakings, are made by the undersigned with the intent that they be relied upon in determining his suitability as a purchaser of the Shares and/or Note and the undersigned hereby agrees that such representations and warranties shall survive his purchase of the Note and/or Shares. By executing this Agreement, the undersigned represents that it has read and acknowledged each of the representations set forth above.

     4.  Representations and Warranties of the Company.

         (a) The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Pennsylvania. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the SEC filings and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

         (b) All corporate action required to be taken by the Company prior to all the issuance and sale of the Note and/or Shares, will have been taken; and the Note and/or Shares, when issued and sold for the consideration expressed therein shall be duly and validly issued, and, in the case of the Common Stock, fully paid and nonassessable and free of preemptive rights. The Note and/or Shares have been duly and validly authorized by proper corporate authority.

     5. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any portion of his interest herein, and further agrees that the assignment and transfer of the Shares if converted, acquired pursuant hereto shall be made only in accordance with all applicable laws.

     6. Revocation. The undersigned agrees that it may not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder and that this Agreement shall survive dissolution of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

     7. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under Federal or state securities laws.

     8.  Miscellaneous.

         (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below or to the Company at the address set forth as follows:

                  352 Stokes Road
                  Suite 200
                  Medford, NJ  08055

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     9. Waiver of Suitability Standards. The Company reserves the right to review the suitability of any person (or entity) as the Company deems appropriate under applicable law.

    10. Continuing Effect of Representations, Warranties and Acknowledgments. The undersigned represents that representations and warranties contained in Section 3 hereof of the undersigned and the Company represents that the representations of the Company contained in Section 4 hereof are true and accurate as of the date of this Subscription Agreement and shall be true and accurate as of the Closing Date and shall survive the Closing. If, in any respect, such representations, warranties and acknowledgments shall not be true and accurate prior to the Closing Date, the undersigned, or the Company, as the case may be, shall give immediate written notice of such fact to the Company, in the case of representations, warranties and acknowledgments of the undersigned in the case of the representations, warranties and acknowledgments of the Company, as applicable, specifying which representations, warranties and acknowledgments are not true and accurate and the reasons therefor.

    11. Indemnification. The undersigned acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and he hereby agrees to indemnify and hold harmless the Company and its officers and directors from and against any and all loss, damage or liability (including costs and reasonable attorney fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in this Subscription Agreement.

    It is understood that all documents, records and books pertaining to this investment have been made available to the undersigned and his attorney and/or accountant and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.


IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement this 3rd day of June, 2003.


------------------------------------       By-------------------------
Name of Subscriber (Print Name)              Signature of Subscriber

Address:

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AGREED TO AND ACCEPTED BY:

Canterbury Consulting Group, Inc.

By:
Kevin McAndrew, President

Dated: